Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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UNIFIED SERIES TRUST

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Absolute Core Strategy ETF

A series of the

Unified Series Trust

July 27, 2020

Important Proxy Materials

PLEASE CAST YOUR VOTE TODAY

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of the Absolute Core Strategy ETF (the “Fund”), a series of shares of Unified Series Trust (the “Trust”), to be held at 10:00 a.m., Eastern time, on September 14, 2020 at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. Formal notice of the Meeting appears after this letter, followed by the proxy statement. At the Meeting, shareholders of the Fund will be asked to vote on a proposal to approve a new investment advisory agreement on behalf of the Fund and on a proposal to approve a new sub-advisory agreement on behalf of the Fund.

We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy in the envelope provided or voting by telephone at your earliest convenience.

The reason for the meeting is that Absolute Investment Advisers LLC (“Absolute”), who has served as investment adviser to the Fund since the Fund’s inception on January 21, 2020, underwent a change in control on June 30, 2020 in a transaction (the “Transaction”) due to a change in ownership of the firm. Under the Investment Company Act of 1940, as amended (“Investment Company Act”), an investment advisory agreement is required to automatically terminate upon an “assignment”. The closing of the Transaction was considered an “assignment” under applicable law. This resulted in termination of the Management Agreement between Absolute and the Trust approved by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) on November 19, 2019 and effective on January 21, 2020 (the “Original Advisory Agreement”). In anticipation of the closing of the Transaction, the Board of Trustees met and approved an interim investment advisory agreement between Absolute and the Trust on behalf of the Fund (the “Interim Advisory Agreement”) that became effective upon the closing of the Transaction. The Board of Trustees also approved a proposed new investment advisory agreement between Absolute and the Trust, on behalf of the Fund (the “New Advisory Agreement”), subject to shareholder approval. Under the Investment Company Act, the New Advisory Agreement requires shareholder approval in order to become effective. The Interim Advisory Agreement terminates upon the earlier of 150 days from the date of its effectiveness or upon the date the New Advisory agreement is approved by the shareholders of the Fund. Therefore, the Board of Trustees is submitting the New Advisory Agreement for approval by a vote of the shareholders of the Fund.

In addition, Absolute had an agreement with St. James, pursuant to which St. James served as the sub-adviser to the Fund (the “Original Sub-Advisory Agreement”). The Original Sub-Advisory Agreement terminated by its own terms when the Original Advisory Agreement terminated. The Board approved an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between Absolute and St. James that became effective upon the closing of the Transaction. The Board also approved the New Sub-Advisory Agreement, which also requires shareholder approval. Therefore, the Board is submitting the New Sub-Advisory Agreement for approval by a vote of the shareholders of the Fund, to be effective when the New Advisory Agreement is effective.

Absolute was founded in 2004. Absolute focuses primarily on portfolio management for investment companies. Absolute has not experienced and does not expect any interruption of the Fund’s daily business as a result of the closing of the Transaction or the New Advisory Agreement. The current management team at Absolute remains intact and in place and was the same management team prior to the Transaction. St. James Investment Company, LLC (“St. James”), the sub-adviser to Absolute for the Fund, remains intact and in place. The Adviser has stated it will continue to manage the Fund using the same investment objective and strategies that have been employed by Absolute and St. James since inception of the Fund in 2020.

The Board of Trustees has approved the New Advisory Agreement and New Sub-Advisory Agreement and recommends that you vote “FOR” the New Advisory Agreement and the New Sub-Advisory Agreement, both of which include terms that are substantially similar to the Original Advisory Agreement and Original Sub-Advisory Agreement.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement and cast your vote. It is important that your vote be received no later than September 14, 2020.

In addition to voting by mail you may also vote by telephone as follows:

TO VOTE BY TELEPHONE:
1) Read the proxy statement and have the enclosed proxy card at hand
2) Call the toll-free number that appears on the enclosed proxy card
3) Enter the control number that appears on the enclosed proxy card and follow the simple instructions

We encourage you to vote by telephone using the control number that appears on the enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

The Fund is sensitive to the health and travel concerns the Fund’s shareholders may have and the protocols that federal, state and local governments may impose. Due to the difficulties arising from the coronavirus known as COVID-19, the date, time, location or means of conducting the Special Meeting may change. In the event of such a change, the Fund will announce alternative arrangements for the Special Meeting as promptly as practicable, which may include holding the Special Meeting by means of remote communication, among other steps, but the Fund may not deliver additional soliciting materials to shareholders or otherwise amend the Fund’s proxy materials. The Fund plans to announce these changes, if any, at www.okapivote.com/abeq and encourages you to check this website prior to the Special Meeting if you plan to attend.

We appreciate your participation and prompt response in this matter and thank you for your continued support. If you have any questions after considering the enclosed materials, please call Okapi Partners LLC, our proxy solicitation firm, toll-free at 855-305-0855.

Sincerely,

David R. Carson
President

Absolute Core Strategy ETF

A series of

Unified Series Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD AT [10:00 A.M.], EASTERN TIME, ON SEPTEMBER 14, 2020. THE PROXY STATEMENT TO SHAREHOLDERS IS AVAILABLE AT HTTP://WWW.OKAPIVOTE.COM/ABEQ OR BY CALLING THE OKAPI PARTNERS LLC, TOLL-FREE AT 855-305-0855.

To the Shareholders of the Absolute Core Strategy ETF:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Absolute Core Strategy ETF (the “Fund”), a series of the Unified Series Trust (the “Trust”) will be held at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, at 10:00 A.M., Eastern time, on September 14, 2020. The purpose of the Meeting is to consider and vote on the following matters:

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Absolute Investment Advisers LLC.

2.	To approve a new sub-advisory agreement between Absolute Investment Advisers LLC and St. James Investment Company, LLC, with respect to the Fund.

3.	To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

It is not anticipated that any matter other than the approval of the new investment advisory agreement will be brought before the Meeting.

Shareholders of record as of the close of business on July 16, 2020 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. A proxy statement and proxy card solicited by the Trust are included herewith.

PLEASE VOTE BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. YOU MAY ALSO EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

By order of the Board of Trustees of the Trust,

Elisabeth Dahl
Secretary
Dated: July 27, 2020	Unified Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSAL

You should carefully read the entire text of the Proxy Statement. We have provided you with a brief overview of the Proxy Statement using the questions and answers below.

QUESTIONS AND ANSWERS

Q: What is happening? Why did I get this package of materials?

A: The Absolute Core Strategy ETF (the “Fund”), a series of Unified Series Trust (the “Trust”), is conducting a special meeting of shareholders of the Trust (the “Meeting”) scheduled to be held at 10:00 a.m., Eastern Time, on September 14, 2020.

Q: What am I being asked to vote on?

A: You are being asked to approve the following proposals: To approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and Absolute Investment Advisers LLC (“Absolute”) (“Proposal 1”); a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between Absolute and St. James Investment Company, LLC (“St. James”), with respect to the Fund (“Proposal 2), (together, the “Proposals”); and the transaction of any other business (none currently contemplated) that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

Q: Why am I being asked to vote on the New Advisory Agreement and the New Sub-Advisory Agreement?

A: You are being asked to vote on the New Advisory Agreement because Absolute, which has served as investment adviser to the Fund from the Fund’s inception, underwent a change in control on June 30, 2020 in a transaction (the “Transaction”) due to a change in ownership of the firm. Under the Investment Company Act of 1940, as amended (“Investment Company Act”), an investment advisory agreement automatically terminates upon an “assignment”. The closing of the Transaction was considered an “assignment” under applicable law. This resulted in termination of the original investment advisory agreement between Absolute and the Trust (the “Original Advisory Agreement”). In anticipation of the closing of the Transaction, the Board of Trustees of the Trust (the “Board” or “Board of Trustees”) met on May 20 and 21, 2020, and, after careful consideration, approved an interim investment advisory agreement between Absolute and the Trust on behalf of the Fund (the “Interim Advisory Agreement”) that became effective upon the closing of the Transaction. In addition, the Board, after careful consideration, approved the New Advisory Agreement to replace the Interim Advisory Agreement prior to its termination. The Interim Advisory Agreement terminates upon the earlier of 150 days from the date of its effectiveness or upon the date the New Advisory Agreement is approved by the shareholders of the Fund. Under the Investment Company Act, the New Advisory Agreement requires shareholder approval in order to become effective. Therefore, the Board is submitting the New Advisory Agreement to a vote of the shareholders of the Fund. As a shareholder of the Fund, you are entitled to vote on the New Advisory Agreement for the Fund.

In addition, Absolute had an agreement with St. James, pursuant to which St. James served as the sub-adviser to the Fund (the “Original Sub-Advisory Agreement”). The Original Sub-Advisory Agreement terminated by its own terms when the Original Advisory Agreement terminated. The Board approved an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between Absolute and St. James that became effective upon the closing of the Transaction. The Board also approved the New Sub-Advisory Agreement, which also requires shareholder approval. Therefore, the Board is submitting the New Sub-Advisory Agreement to a vote of the shareholders of the Fund, to be effective when the New Advisory Agreement is effective.

Q: Does the Board recommend that shareholders vote to approve the New Advisory Agreement and the New Sub-Advisory Agreement?

A: Yes. The Board unanimously recommends that the shareholders of the Fund vote to approve the New Advisory Agreement and the New Sub-Advisory Agreement. The various factors the Board considered in making this determination are described in the Proxy Statement.

Q: Who is Absolute Investment Advisers LLC?

A: Absolute was founded in 2004. Absolute focuses primarily on portfolio management for investment companies. As of June 1, 2020, Absolute had approximately $250 million in assets under management.

Q: Who is St. James Investment Company, LLC?

A: St. James was founded in 1999. St. James manages equity portfolios for both individuals and institutions. As of June 1, 2020, St. James had approximately $1.2 billion in assets under management.

Q: When would the New Advisory Agreement and the New Sub-Advisory Agreement take effect?

A: If approved by shareholders of the Fund, the New Advisory Agreement and the New Sub-Advisory Agreement would take effect immediately.

Q: Will the Transaction affect the operation of the Fund?

A: Absolute does not expect any interruption of the Fund’s daily business as a result of the closing of the Transaction or the New Advisory Agreement. The management team at Absolute that has been in place since inception of the Fund will remain intact and in place. St. James, the sub-adviser to Absolute for the Fund, will remain intact and in place. The Adviser has stated it will continue to manage the Fund using the same investment objective and strategies that have been employed by Absolute and St. James since inception of the Fund in 2020.

Q: Will the Fund’s investment objective or principal investment strategies change under the New Advisory Agreement?

A: No. The Fund’s investment objective and principal investment strategies will remain the same under the New Advisory Agreement as they were under the Original Advisory Agreement and the Interim Advisory Agreement.

Q: Will the Fund’s name change?

A: No. The Fund’s name will remain Absolute Core Strategy ETF.

Q: How will the approval of the New Advisory Agreement and the New Sub-Advisory Agreement change the investment management team of the Fund?

A: The management team at Absolute since inception of the Fund has remained intact and in place after the closing of the Transaction and will continue to manage the Fund under the Interim Advisory Agreement and is expected to continue to manage the Fund under the New Advisory Agreement, if approved by the shareholders of the Fund, using the same investment objective and strategies that have been employed by Absolute and St. James since the Fund’s inception. Thus, it is contemplated that the Fund will continue to be managed under the New Advisory Agreement and the new Sub-Advisory Agreement by Robert J. Mark, who has been responsible for the day-to-day management of the Fund’s portfolio since the Fund’s inception.

Q: How does the New Advisory Agreement differ from the Original Advisory Agreement?

A: The terms and conditions of the New Advisory Agreement are substantially similar to those of the Original Advisory Agreement, and materially differ only with respect to the changes described below:

1)	A change in the effective date and the termination date.

Q: How does the New Sub-Advisory Agreement differ from the Original Sub-Advisory Agreement?

A: The terms and conditions of the New Sub-Advisory Agreement are substantially similar to those of the Original Advisory Agreement, and materially differ only with respect to the changes described below:

1)	A change in the effective date and the termination date.

Q: Will the approval of the New Advisory Agreement change the total fees payable under the Original Advisory Agreement?

A: No. The total fees, including fee reductions and expense reimbursements, payable to Absolute under the New Advisory Agreement will be the same as the fees paid to Absolute under the Original Advisory Agreement.

Q: Will the approval of the New Sub-Advisory Agreement change the total fees payable under the Original Sub-Advisory Agreement?

A: No. The total fees payable to St. James under the New Sub-Advisory Agreement will be the same as the fees paid to St. James under the Original Sub-Advisory Agreement.

Q: Who is eligible to vote?

A: Shareholders of record at the close of business on July 16, 2020 are entitled to be present and to vote at the Meeting. Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting.

Q: How do I ensure that my vote is accurately recorded?

A: You may attend the Meeting and vote in person or you may vote by telephone or Internet or complete and return the enclosed proxy card. Proxy cards that are properly signed, dated and received prior to the Meeting will be voted as specified. If you specify a vote on any proposal, your proxy will be voted as you indicate, and any proposals for which no vote is specified will be voted FOR that proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the proposals, your shares will be voted FOR all proposals.

Q: May I revoke my proxy?

A: You may revoke your proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy prior to the Meeting, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

Q: What will happen if there are not enough votes to have the Meeting?

A: It is important that shareholders vote by telephone or Internet or complete and return signed proxy cards promptly, but no later than September 14, 2020 to ensure there is a quorum for the Meeting. If we do not receive your proxy card(s) in a few weeks, you may be contacted by officers of the Trust or the Adviser, or Okapi Partners LLC, who will remind you to vote your shares. If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to approve the New Advisory Agreement, we may adjourn the Meeting to a later date so we can continue to seek more votes.

Q: What happens if Proposal 1 is not approved?

A: If the shareholders of the Fund do not approve the New Advisory Agreement, Proposal 1 will not take effect. In the event Proposal 1 does not take effect, the Interim Advisory Agreement will continue until its expiration. The Board will consider other possible options available to the Fund, including, without limitation, seeking another investment adviser for the Fund or possibly closing the Fund. If Proposal 1 does not take effect, Proposal 2 will not take effect regardless of whether the shareholders approve Proposal 2.

Q: What happens if Proposal 2 is not approved?

A: If the shareholders of the Fund do not approve the New Sub-Advisory Agreement, Proposal 2 will not take effect. If the shareholders of the Fund approve Proposal 1 but do not approve Proposal 2, the Interim Sub-Advisory Agreement will continue until its expiration. The Board will consider other possible options available to the Fund, including, without limitation, seeking another investment sub-adviser for the Fund or possibly closing the Fund.

Q: Who will pay for the proxy solicitation?

A: Absolute has agreed to pay for the proxy solicitation, legal and other costs associated with the solicitation of the proposal. The Fund will not bear any of these costs.

Q: Whom should I call for additional information about the Proxy Statement?

A: If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Okapi Partners LLC toll-free at 855-305-0855.

Absolute Core Strategy ETF

A series of the

Unified Series Trust

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on September 14, 2020

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Board of Trustees”) of Unified Series Trust (the “Trust”) of proxies for use at the Special Meeting of Shareholders (the “Meeting”) of the Absolute Core Strategy ETF (the “Fund”), a series of the Trust, or at any adjournment thereof. The principal address of the Trust is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. This proxy statement and form of proxy are being first mailed to shareholders on or about August 3, 2020.

The Meeting is being held for the purpose of considering the approval of a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and Absolute Investment Advisers LLC (“Absolute”) because Absolute, who has served as investment adviser to the Fund since the Fund’s inception, underwent a change in control on June 30, 2020 in a transaction (the “Transaction”) due to a change in ownership of the firm, which resulted in a termination of the original investment advisory agreement between the Trust, on behalf of the Fund, and Absolute (the “Original Advisory Agreement”).

In addition, shareholders are being asked to consider the approval of a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between Absolute and St. James Investment Company, LLC (“St. James”) because the original sub-advisory agreement between Absolute and St. James terminated when the Original Advisory Agreement terminated.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

Okapi Partners LLC (“Okapi”) will solicit proxies for the Meeting. Okapi is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The cost of these services will be paid by Absolute. Okapi estimated the cost of these services to be approximately $16,000.

In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Trust or Absolute without cost to the Trust. Such solicitation may be by telephone, facsimile or otherwise. It is anticipated that banks, broker-dealers and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies. Absolute has agreed to reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

PROPOSAL 1:	TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND ABSOLUTE INVESTMENT ADVISERS LLC

Background. Absolute Investment Advisers LLC (“Absolute”), the Fund’s investment advisor, has provided investment advisory services to the Fund pursuant to an investment advisory agreement that became effective upon the commencement and launch of the Fund on January 21, 2020 (the “Original Advisory Agreement”) and continued until June 30, 2020. The Original Advisory Agreement was approved by the sole initial shareholder of the Fund on January 17, 2020. The Original Advisory Agreement was last approved by the Board of Trustees, including a majority of the members of the Board of Trustees (individually, a “Trustee” and collectively, the “Trustees”) who are not interested persons, as defined in the Investment Company Act 1940 Act, as amended (the “Investment Company Act”), of the Trust (the “Independent Trustees”) at an in-person meeting of the Board of Trustees held on November 18 and 19, 2019 and a continuation meeting held on January 16, 2020.

Absolute entered into those certain purchase agreements with certain members of Absolute to be effective as of July 1, 2020 (collectively referred to as the “Purchase Agreement”). As a result, two founding members of Absolute ceased being affiliated with Absolute, as either an employee or Member, as of July 1, 2020. Under the terms of the Purchase Agreement, the interests in Absolute relinquished by certain members were purchased by Absolute, current employees of Absolute, or granted to current employees of Absolute or held in reserve by Absolute (the “Transaction”). The Transaction closed on June 30, 2020. Prior to the Transaction, four members of Absolute each owned approximately 22.22% of the Voting Capital Absolute. Following the Transaction, Messrs. James P. Compson and Brian D. Hlidek are each expected to own in excess of 25% of Absolute and the departing members will no longer have an equity interest in Absolute. The Fund’s portfolio management team, including portfolio manager Robert J. Mark of the Fund’s sub-adviser, St. James Investment Company, LLC (“St. James”), has remained in place since the closing of the Transaction. Absolute does not anticipate any changes to its name, organizational structure or management as a result of the Transaction, except as described above. Absolute does not anticipate any changes to the Fund’s name, investment strategies or processes as a result of the Transaction.

Under the Original Advisory Agreement, Absolute received from the Fund an annual fee, computed and accrued daily and paid in arrears monthly, at the rate of 0.85% of the average daily net assets of the Fund. Absolute also contractually agreed under an operating expense limitation agreement (the “Original ELA”) between the Trust, on behalf of the Fund, and Absolute to reduce its fees payable under the Original Advisory Agreement and/or reimburse other expenses of the Fund to the extent necessary to limit total annual fund operating expenses of the Fund (exclusive of certain costs) to an amount not exceeding 0.85% of the Fund’s average daily net assets. The net aggregate management fee paid to Absolute by the Fund for the fiscal period ended March 31, 2020 was 0.00% of the Fund’s average daily net assets.

Assignment and Termination of the Original Advisory Agreement. Under the Investment Company Act, an investment advisory agreement is required to automatically terminate upon an “assignment.” The closing of the Transaction was considered an “assignment” under applicable law and resulted in the automatic termination of the Original Advisory Agreement on June 30, 2020.

Interim Advisory Agreement. In anticipation of the closing of the Transaction, the Board of Trustees, including a majority of the Independent Trustees, at a meeting of the Board of Trustees (held via teleconference pursuant to relief granted by the Securities and Exchange Commission to the in person voting requirements under Section 15(c) of the Investment Company Act of 1940) on May 20 and 21, 2020 (the “May Board Meeting”), and after careful consideration, approved an interim investment advisory agreement between Absolute and the Trust, on behalf of the Fund, (the “Interim Advisory Agreement”) that became effective on July 1, 2020, following the closing of the Transaction. Pursuant to Rule 15a-4 under the Investment Company Act, the Interim Advisory Agreement did not require shareholder approval.

In deciding to approve the Interim Advisory Agreement, the Board of Trustees, determined, among other things, that the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Original Advisory Agreement. As required under Rule 15a-4 under the Investment Company Act, the terms and conditions of the Interim Advisory Agreement are the same as the terms and conditions of the Original Advisory Agreement, with the following exceptions:

(1)	The Interim Advisory Agreement terminates upon the earlier of 150 days from the date of its effectiveness (the “150-day period”) or upon the date the New Advisory Agreement between the Trust, on behalf of the Fund, and Absolute is approved by the shareholders of the Fund;

(2)	The compensation under the Interim Advisory Agreement is no greater than the compensation the investment adviser would have received under the Original Advisory Agreement;

(3)	The Interim Advisory Agreement may be terminated by the Fund, upon a vote of the Board of Trustees or a majority of the Fund’s outstanding shares, without payment of any penalty, on 10 calendar days’ written notice to Absolute;

(4)	The Interim Advisory Agreement requires that all compensation earned under the Interim Advisory Agreement be held in an interest-bearing escrow account with the Fund’s custodian;

(5)	If shareholders approve the New Advisory Agreement with Absolute by the end of the 150-day period, Absolute will be paid the entire amount in the escrow account (including the interest earned) or (ii) if shareholders of the Fund do not approve the New Advisory Agreement with Absolute by the end of the 150-day period, then Absolute will be paid, out of the escrow account, the lesser of: (x) any reasonable costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow) or (y) the total amount in the escrow account (plus interest earned on the amount while in escrow); and

(6)	Such other differences in terms and conditions as the Board of Trustees, including a majority of the Independent Trustees, found to be immaterial.

In addition, at the May Board Meeting, the Board of Trustees approved an amended and restated expense limitation agreement (the “Amended Original ELA”) between Absolute and the Trust, on behalf of the Fund. The Amended Original ELA became effective on May 22, 2020, and its terms are substantially similar to the terms of the Original ELA. The Original ELA was set to expire on July 31, 2022. The Amended Original ELA was set to expire on July 31, 2023; however, by its terms it expired upon the termination of the Original Advisory Agreement. The Board of Trustees, including a majority of the Independent Trustees, at a meeting of the Board of Trustees (held via teleconference pursuant to relief granted by the Securities and Exchange Commission to the in person voting requirements under Section 15(c) of the Investment Company Act of 1940) on June 19, 2020 (the “June Board Meeting”), approved a new expense limitation agreement (the “New ELA”) between Absolute and the Trust, on behalf of the Fund. The New ELA became effective at the closing of the Transaction, and its terms are substantially similar to the terms of the Amended Original ELA. The New ELA permits Absolute to recoup fees previously waived under the Original ELA and Amended Original ELA.

Under the New ELA, Absolute has agreed to reduce its fees payable under the Interim Advisory Agreement and/or reimburse other expenses of the Fund to the extent necessary to limit total annual fund operating expenses of each class of shares of the Fund (exclusive of brokerage costs, taxes, interest, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the Fund’s business) to an amount not exceeding 0.85% of the Fund’s average daily net assets. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. In addition, Absolute may recoup fees waived and expenses reimbursed under the Original ELA and the Amended Original ELA, subject to the terms of the Original ELA and Amended Original ELA. The New ELA will expire July 31, 2023. Prior to its termination, the New ELA may be modified or terminated only with the approval of the Board of Trustees.

New Advisory Agreement. Also at the May Board Meeting and the June Board Meeting, the Board of Trustees, including a majority of the Independent Trustees, after careful consideration, approved the New Advisory Agreement to replace the Interim Advisory Agreement prior to its termination. Under the Investment Company Act, the New Advisory Agreement requires shareholder approval in order to become effective.

The terms and conditions of the New Advisory Agreement are substantially similar to those of the Original Advisory Agreement and materially differ only with respect to the changes described below:

1)	A change in the effective date and the termination date. The New Advisory Agreement will become effective on the date of approval by the shareholders of the Fund and will have an initial term of two years from the date of shareholder approval.

The terms of the New Advisory Agreement are also substantially similar to those of the Interim Advisory Agreement except for the changes described above and the various provisions included in the Interim Advisory Agreement as required under Rule 15a-4 under the Investment Company Act (as discussed above).

If approved by shareholders of the Fund, the Trust, on behalf of the Fund, will enter into the New Advisory Agreement with Absolute. Similar to the terms under the Original Advisory Agreement, the terms of the New Advisory Agreement provide that Absolute, as investment adviser to the Fund, will manage the investment and reinvestment of assets of the Fund; continuously review, supervise, and administer the investment program of the Fund; determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Fund; provide the Trust and the Fund with records concerning Absolute’s activities under the New Advisory Agreement which the Trust and the Fund are required to maintain; render regular reports to the Trust’s Trustees and officers concerning Absolute’s discharge of the foregoing responsibilities; and perform such other services as agreed by Absolute and the Trust from time to time. Under the New Advisory Agreement, Absolute will receive from the Fund an annual fee, computed and accrued daily and paid in arrears monthly, at the rate of 0.85% of the average daily net assets of the Fund, which is the same as the management fee payable under the Original Advisory Agreement.

The New Advisory Agreement will become effective immediately upon the approval of the shareholders of the Fund. The New Advisory Agreement will remain in force for an initial term of two years from the date of shareholder approval, and from year to year thereafter, subject to annual approval by (a) the Board, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance, or (b) a vote of a majority of the outstanding shares of the Fund (as defined in the Investment Company Act). Similar to the terms under the Original Advisory Agreement, under the terms of the New Advisory Agreement, the Board, the Fund’s shareholders, or Absolute may terminate the agreement at any time, on 60 days’ written notice, without the payment of any penalty. The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act and the rules thereunder.

Similar to the terms under the Original Advisory Agreement, the New Advisory Agreement provides that Absolute shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which the agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on its part in the performance of, or from reckless disregard by it of its obligation and duties under the New Advisory Agreement.

The New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The descriptions of the New Advisory Agreement set forth in this Proxy Statement are qualified in their entirety by reference to Exhibit A.

In the event the shareholders of the Fund do not approve the New Advisory Agreement, the Board will consider other options available to the Fund, including, without limitation, seeking another investment adviser to manage the Fund or possibly closing the Fund.

Expense Limitation Agreement. In addition, at the June Board Meeting, the Board approved the New ELA between Absolute and the Trust, on behalf of the Fund. The New ELA became effective when the Interim Advisory Agreement became effective, and the New ELA’s terms are substantially similar to the terms of the Original ELA and Amended Original ELA; the New ELA will expire on July 31, 2023. As discussed above, the Amended Original ELA was set to expire on July 31, 2023; however, by its terms it expired upon the termination of the Original Advisory Agreement.

Similar to the Original ELA, under the New ELA, Absolute has agreed to waive its fees payable under the New Advisory Agreement and/or reimburse other expenses of the Fund to the extent necessary to limit total operating expenses of each class of shares of the Fund (exclusive portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.85% of the Fund’s average daily net assets. Each waiver/expense payment by Absolute under the Original ELA and the New ELA is subject to recoupment by Absolute from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. It is expected that the New ELA will continue in effect until July 31, 2023 and from year to year thereafter provided such continuance is approved by a majority of the Trustees who (i) are not “interested persons” of the Trust or any other party to the agreement, as defined in the Investment Company Act; and (ii) have no direct or indirect financial interest in the operation of the agreement (the “Non-Interested Trustees”); provided, however, that the Trust and Absolute may terminate the New ELA at the end of the then-current term upon not less than 60 days’ notice to the Trust; and provided further that, in the case of termination by the Trust, such action shall be authorized by resolution of a majority of the Non-Interested Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The New ELA automatically terminates if the New Advisory Agreement is terminated.

The New ELA is attached to this Proxy Statement as Exhibit B. The descriptions of the New ELA set forth in this Proxy Statement are qualified in their entirety by reference to Exhibit B.

Information Concerning Absolute. Absolute was founded in 2004 and is a Massachusetts limited liability company having a principal office at 4 North Street, Suite 2, Hingham, MA 02043. Absolute is registered with the U.S. Securities and Exchange Commission. Absolute focuses primarily on portfolio management for investment companies. As of June 1, 2020, Absolute had approximately $250 million in assets under management.

Certain Conditions Under the Investment Company Act. Under the terms of the Purchase Agreement, the principals and certain officers of Absolute received compensation as part of the Transaction. Section 15(f) of the Investment Company Act provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with a transaction involving the assignment of an investment advisory agreement if two conditions are satisfied.

The first condition is that, an “unfair burden” must not be imposed upon the Fund as a result of the Transaction. The term “unfair burden” includes any arrangement, during the two-year period immediately after the assignment, whereby Absolute (or its successors), or any interested person of Absolute, receives or is entitled to receive any compensation directly or indirectly from the Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of the Fund’s assets (other than fees for bona fide principal underwriting services).

The second condition is that, during the three-year period immediately after the assignment, at least 75% of the Board must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the Investment Company Act. The current constitution of the Board satisfies the foregoing condition.

Evaluation by the Board of Trustees. At the May Board Meeting, Absolute presented the terms of the Transaction. In addition, at the May Board Meeting and the June Board Meeting, the Board of Trustees requested and received such other information from Absolute regarding the Transaction as the Trustees believed was reasonably necessary to understand the Transaction and the potential effects on the Trust and the Fund from the Transaction. The Board of Trustees discussed these matters with Absolute as well as Absolute’s plans for the operation of the Fund after the Transaction. As part of the discussion, Absolute noted that they did not expect any interruption in the Fund’s daily business as a result of the closing of the Transaction and under the New Advisory Agreement. Absolute further noted no changes were anticipated in the portfolio management team or investment approach as a result of the Transaction and that they expected the Fund to continue to be managed using the same investment objective and strategies that have been employed Absolute and St. James.

In determining whether to approve the New Advisory Agreement, the Trustees considered, among other things: (1) the nature, extent and quality of the services to be provided by Absolute; (2) the investment performance of the Fund and Absolute; (3) the cost of the services to be provided and profits to be realized by Absolute and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors; (5) brokerage and portfolio transaction policies; (6) possible conflicts of interest; and (7) the likely effects of the Transaction on the Fund and its shareholders. Throughout this process, the Independent Trustees were advised and supported by independent counsel to the Trust who is experienced in investment company and securities law matters. The Trustees recalled their deliberations at their in-person meeting held on November 18 and 19, 2019 and at their special meeting held on January 16, 2020. In addition, the Board of Trustees, including a majority of the Independent Trustees, at the June Board Meeting (held via video conference pursuant to relief granted by the Securities and Exchange Commission to the in person voting requirements under Section 15(c) of the Investment Company Act of 1940), further reviewed and affirmed their prior deliberations at the May Board Meeting. The Board discussed each Gartenberg factor in turn as follows:

(i) The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that each of Absolute and St. James provide to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Absolute’s and St. James’ portfolio managers who will continue to be responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at each of Absolute and St. James who continue to provide services to the Fund. The Trustees concluded that they are satisfied with the nature, extent, and high quality of investment management services provided by Absolute and St. James to the Fund.

(ii) Fund Performance. The Trustees next reviewed and discussed the Fund’s limited performance for the period ended May 31, 2020. The Trustees observed that the Fund had less than six months of performance to consider and that the period since the Fund launched has coincided with the COVID-19 inspired market decline and volatility. It was the consensus of the Trustees that it was reasonable to conclude that Absolute and St. James have the ability to manage the Fund successfully from a performance standpoint.

(iii) Fee Rate and Profitability. The Trustees noted that the Fund’s management fee is higher than the average for funds in the custom Morningstar category, and a supplemental ETF comparison group. The Trustees noted that the Fund’s net expenses are below the category and peer group averages. The Trustees also considered a profitability analysis prepared by Absolute for its management of the Fund, which indicated that, both before and after the deduction of marketing expenses, Absolute is not expecting to initially earn a profit as a result of managing the Fund. The Trustees also noted that New ELA would be in effect through July 31, 2023.

The Trustees considered other potential benefits that Absolute or St. James may receive in connection with management of the Fund and whether any services provided are duplicative as between adviser and sub-adviser. After considering the above information, the Trustees concluded that the advisory management fee and the sub-advisory fee for the Fund each represent reasonable compensation in light of the nature and quality of services to the Fund, the fees paid by comparable ETFs, and the anticipated profitability for providing services to the Fund.

(iv) Economies of Scale. In determining the reasonableness of the management fee and sub-advisory fee, the Trustees also considered the extent to which Absolute or St. James will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund, the brief period since launch, and the fact that Absolute is not yet at a level of profitability in managing the Fund, it is premature to reduce the management fee or introduced or that breakpoints in the management fee at this time.

Conclusion

The Board also noted (i) that Absolute represented that the Transaction is not expected to materially affect the Fund’s operations or the level or quality of advisory services provided to the Fund; (ii) that Absolute represented that the same portfolio management personnel who currently provide services to the Fund will continue to do so upon the closing of the Transaction; (iii) the commitment of Absolute to continue to pay or reimburse the Fund for the expenses as provided in the New ELA; (iv) Absolute’s agreement to pay for the Fund’s costs and expenses incurred in connection with the Transaction, including, with limitation, the cost of preparing the Proxy Statement; and (v) that the Fund will be in compliance with the Section 15(f) safe harbor, based upon the Board composition and the representations from Absolute that the Fund is not expected to be subject to any “unfair burden” as a result of the Transaction within the meaning of Section 15(f) under the Investment Company Act.

The Board also determined that the scope, quality, and nature of services to be provided by Absolute and the fees to be paid to Absolute under the New Advisory Agreement will be substantially identical to the services and fees under the Original Advisory Agreement. Following its consideration of all of the foregoing, the Board, including a majority of the Independent Trustees voting separately, unanimously approved the New Advisory Agreement and recommended approval of the New Advisory Agreement by shareholders of the Fund. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Advisory Agreement and recommend approval to the Fund’s shareholders. Rather, the Trustees concluded, in light of their weighing and balancing of all factors, that approval of the New Advisory Agreement was in the best interests of the Fund and its shareholders.

The Board of Trustees recommends that shareholders of the Fund vote FOR the New Advisory Agreement.

PROPOSAL 2:	TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN ABSOLUTE INVESTMENT ADVISERS LLC AND ST. JAMES INVESTMENT COMPANY, LLC

Background. St. James Investment Company, LLC (“St. James”), the Fund’s investment sub-adviser, has provided investment advisory services to the Fund pursuant to an investment sub-advisory agreement that became effective upon the commencement and launch of the Fund on January 21, 2020 (the “Original Sub-Advisory Agreement”) and continued until June 30, 2020. The Original Sub-Advisory Advisory Agreement was approved by shareholders of the Fund on January 17, 2020. The Original Sub-Advisory Agreement was last approved and renewed by the Board of Trustees, including a majority of the members of the Board of Trustees (individually, a “Trustee” and collectively, the “Trustees”) who are not interested persons, as defined in the Investment Company Act 1940 Act, as amended (the “Investment Company Act”), of the Trust (the “Independent Trustees”) at an in-person meeting of the Board of Trustees held on November 18 and 19, 2019 and a continuation meeting held on January 16, 2020.

Termination of the Original Sub-Advisory Agreement. The Original Sub-Advisory Agreement terminated by its terms when the Original Advisory Agreement terminated on June 30, 2020.

Interim Sub-Advisory Agreement. In anticipation of the closing of the Transaction, the Board of Trustees, including a majority of the Independent Trustees, at a meeting of the Board of Trustees (held via teleconference pursuant to relief granted by the Securities and Exchange Commission to the in person voting requirements under Section 15(c) of the Investment Company Act of 1940) on June19, 2020 (the “June Board Meeting”), and after careful consideration, approved an interim sub-advisory agreement between Absolute and St. James (the “Interim Sub-Advisory Agreement”) that became effective on July 1, 2020, following the closing of the Transaction. Pursuant to Rule 15a-4 under the Investment Company Act, the Interim Sub-Advisory Agreement did not require shareholder approval.

In deciding to approve the Interim Advisory Agreement, the Board of Trustees, determined, among other things, that the scope and quality of services to be provided to the Fund under the Interim Sub-Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Original Sub-Advisory Agreement. As required under Rule 15a-4 under the Investment Company Act, the terms and conditions of the Interim Sub-Advisory Agreement are the same as the terms and conditions of the Original Sub-Advisory Agreement, with the following exceptions:

(1)	The Interim Sub-Advisory Agreement terminates upon the earlier of 150 days from the date of its effectiveness (the “150-day period”) or upon the date the New Sub-Advisory Agreement between Absolute and St. James is approved by the shareholders of the Fund;

(2)	The compensation under the Interim Sub-Advisory Agreement is no greater than the compensation the investment sub-adviser would have received under the Original Sub-Advisory Agreement;

(3)	The Interim Sub-Advisory Agreement may be terminated by the Fund, upon a vote of the Board of Trustees or a majority of the Fund’s outstanding shares, without payment of any penalty, on 10 calendar days’ written notice to Absolute;

(4)	Such other differences in terms and conditions as the Board of Trustees, including a majority of the Independent Trustees, found to be immaterial.

New Sub-Advisory Agreement. Also at the June Board Meeting, the Board of Trustees, including a majority of the Independent Trustees, after careful consideration, approved the New Sub-Advisory Agreement to replace the Interim Sub-Advisory Agreement prior to its termination. Under the Investment Company Act, the New Sub-Advisory Agreement requires shareholder approval in order to become effective.

The terms and conditions of the New Sub-Advisory Agreement are substantially similar to those of the Original Sub-Advisory Agreement and materially differ only with respect to the changes described below:

1)	A change in the effective date and the termination date. The New Sub-Advisory Agreement will become effective on the date of approval by the shareholders of the Fund and will have an initial term of two years from the date of shareholder approval.

The terms of the New Sub-Advisory Agreement are also substantially similar to those of the Interim Sub-Advisory Agreement except for the changes described above and the various provisions included in the Interim Sub-Advisory Agreement as required under Rule 15a-4 under the Investment Company Act (as discussed above).

If approved by shareholders of the Fund, Absolute will enter into the New Sub-Advisory Agreement with St. James. Similar to the terms under the Original Sub-Advisory Agreement, the terms of the New Sub-Advisory Agreement provide that St. James, as investment sub-adviser to the Fund, will make decisions with respect to all purchases and sales of securities and other investment assets for that portion of the Fund’s assets that Absolute allocates to the St. James. Under the New Advisory Agreement, Absolute will receive from the Fund an annual fee, computed and accrued daily and paid in arrears monthly, at the rate of 0.30% of the average daily net assets of the Fund, which is the same as the management fee payable under the Original Sub-Advisory Agreement.

The New Sub-Advisory Agreement will become effective immediately upon the approval of the shareholders of the Fund. The New Sub-Advisory Agreement will remain in force for an initial term of two years from the date of shareholder approval, and from year to year thereafter, subject to annual approval by (a) the Board, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance, or (b) a vote of a majority of the outstanding shares of the Fund (as defined in the Investment Company Act). Similar to the terms under the Original Sub-Advisory Agreement, the New Sub-Advisory Agreement may be terminated, by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by Absolute on 60 days' written notice to St. James or by St. James on 60 days' written notice to the Trust, without the payment of any penalty. The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act and the rules thereunder.

Similar to the terms under the Original Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that St. James shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligation and duties under the New Sub-Advisory Agreement.

The New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit C. The descriptions of the New Sub-Advisory Agreement set forth in this Proxy Statement are qualified in their entirety by reference to Exhibit C.

In the event the shareholders of the Fund do not approve the New Sub-Advisory Agreement, the Board will consider other options available to the Fund, including, without limitation, seeking another investment sub-adviser or possibly closing the Fund.

Information Concerning St. James. St. James was founded in 1999 and is a Colorado limited liability company having a principal office at 3838 Oak Lawn Avenue, Suite 1414, Dallas, TX 75219. St. James is registered with the U.S. Securities and Exchange Commission. St. James focuses primarily on managing equity portfolios for both individuals and institutions. As of June 1, 2020, St. James had approximately $1.2 billion in assets under management.

Evaluation by the Board of Trustees. At the June Board Meeting, the Board of Trustees requested and received such information from St. James as they deemed necessary to evaluate the approval of the New Sub-Advisory Agreement. The Board of Trustees discussed these matters with St. James as well as St. James’s plans for the advising the Fund under the New Sub-Advisory Agreement. As part of the discussion, St. James noted that they did not expect any interruption in the Fund’s daily business under the New Sub-Advisory Agreement. St. James further noted no changes were anticipated in the portfolio management team or investment approach and that they expected the Fund to continue to be managed using the same investment objective and strategies that have been employed by Absolute and St. James.

In determining whether to approve the New Sub-Advisory Agreement, the Trustees considered, among other things: (1) the nature, extent and quality of the services to be provided by St. James; (2) the investment performance of the Fund and St. James; (3) the cost of the services to be provided and profits to be realized by St. James and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors; (5) brokerage and portfolio transaction policies; (6) possible conflicts of interest; and (7) the likely effects of the Transaction on the Fund and its shareholders. Throughout this process, the Independent Trustees were advised and supported by independent counsel to the Trust who is experienced in investment company and securities law matters. The Trustees recalled their deliberations at their in-person meeting held on November 18 and 19, 2019, at their special meeting held on January 16, 2020 and at the May Board Meeting.

(i) The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that each of Absolute and St. James provide to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Absolute’s and St. James’ portfolio managers who will continue to be responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at each of Absolute and St. James who continue to provide services to the Fund. The Trustees concluded that they are satisfied with the nature, extent, and high quality of investment management services provided by Absolute and St. James to the Fund.

(ii) Fund Performance. The Trustees next reviewed and discussed the Fund’s limited performance for the period ended May 31, 2020. The Trustees observed that the Fund had less than six months of performance to consider and that the period since the Fund launched has coincided with the COVID-19 inspired market decline and volatility. It was the consensus of the Trustees that it was reasonable to conclude that Absolute and St. James have the ability to manage the Fund successfully from a performance standpoint.

(iii) Fee Rate and Profitability. The Trustees noted that the Fund’s management fee is higher than the average for funds in the custom Morningstar category, and a supplemental ETF comparison group. The Trustees noted that the Fund’s net expenses are below the category and peer group averages. The Trustees also considered a profitability analysis prepared by Absolute for its management of the Fund, which indicated that, both before and after the deduction of marketing expenses, Absolute is not expecting to initially earn a profit as a result of managing the Fund. The Trustees also noted that New ELA would be in effect through July 31, 2023.

The Trustees considered other potential benefits that Absolute or St. James may receive in connection with management of the Fund and whether any services provided are duplicative as between adviser and sub-adviser. After considering the above information, the Trustees concluded that the advisory management fee and the sub-advisory fee for the Fund each represent reasonable compensation in light of the nature and quality of services to the Fund, the fees paid by comparable ETFs, and the anticipated profitability for providing services to the Fund.

(iv) Economies of Scale. In determining the reasonableness of the management fee and sub-advisory fee, the Trustees also considered the extent to which Absolute or St. James will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund, the brief period since launch, and the fact that Absolute is not yet at a level of profitability in managing the Fund, it is premature to reduce the management fee or introduced or that breakpoints in the management fee at this time.

Conclusion

The Board also determined that the scope, quality, and nature of services to be provided by St. James and the fees to be paid to St. James under the New Sub-Advisory Agreement will be substantially identical to the services and fees under the Original Sub-Advisory Agreement. Following its consideration of all of the foregoing, the Board, including a majority of the Independent Trustees voting separately, unanimously approved the New Advisory Agreement and recommended approval of the New Sub-Advisory Agreement by shareholders of the Fund. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Sub-Advisory Agreement and recommend approval to the Fund’s shareholders. Rather, the Trustees concluded, in light of their weighing and balancing of all factors, that approval of the New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

The Board of Trustees recommends that shareholders of the Fund vote FOR the New Sub-Advisory Agreement.

PROPOSAL 3:	TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

Record Date. The Board of Trustees has fixed the close of business on July 16, 2020 (the “Record Date”) as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. As of the Record Date, there were 1,300,000 shares of beneficial interest of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

Quorum and Required Vote. A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than 50% of the outstanding shares of the Fund is necessary to constitute a quorum at the Meeting (although any lesser number shall be sufficient for adjournments). Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If the Meeting is called to order but a quorum is not present at the Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present at the Meeting but sufficient votes to approve a proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment.

If a quorum (more than 50% of the outstanding shares of the Fund) is present at the Meeting, the affirmative vote of a majority of the outstanding shares of the Fund is required for approval of the New Advisory Agreement with respect to the Fund (Proposal 1), and for approval of the New Sub-Advisory Agreement with respect to the Fund (Proposal 2). The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

Abstentions and “broker non-votes” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. “Broker non-votes” are shares held by a broker-dealer or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Notwithstanding the foregoing, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn the Meeting. Accordingly, abstentions and “broker non-votes” will effectively be a vote against the proposal, for which the required vote is a percentage of the outstanding voting shares and will have no effect on a vote for adjournment.

The Trustees of the Trust intend to vote all of their shares in favor of the proposals described herein. On the Record Date, all Trustees and officers of the Trust as a group owned of record or beneficially 0% of the outstanding shares of the Fund.

5% Shareholders. As of the Record Date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Fund on the Record Date.

Name and Address	% Ownership	Type of Ownership
TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	0.28%	Record
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	0.57%	Record
Raymond James & Associates, Inc. 880 Carillon Parkway Saint Petersburg, FL 33716	0.11%	Record

ADDITIONAL INFORMATION ON THE OPERATION OF THE FUND

Trust and Fund. The address of the Trust and the Fund is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Investment Advisor. Absolute serves as the investment adviser to the Fund under the Interim Advisory Agreement. The address of Absolute is 4 North Street, Suite 2, Hingham, MA 02043.

The following list includes the name, address and principal occupation of the principal executive officer and each director of Absolute:

Name	Position	Principal Occupation
James Compson	Principal	Portfolio Management
Brian Hlidek	Principal	Marketing

The address for each of the aforementioned persons is 4 North Street, Suite 2, Hingham, MA 02043.

Investment Sub-Adviser.  St. James serves as the investment sub-adviser to the Fund under the Interim Sub-Advisory Agreement.  The address of St. James is 3838 Oak Lawn Avenue, Suite 1414, Dallas, TX 75219.

The following list includes the name, address and principal occupation of the principal executive officer and each director of St. James:

Name	Position	Principal Occupation
Robert J. Mark	Managing Member	Portfolio Management
Larry J. Redell	Member	Marketing

The address for each of the aforementioned persons is 3838 Oak Lawn Avenue, Suite 1414, Dallas, TX 75219.

Principal Underwriter. Northern Lights Distributors, LLC (the “Underwriter”) serves as the Fund’s principal underwriter and, as such, is the exclusive agent for distribution of the Fund’s shares. The Underwriter is located at 17605 Wright Street, Omaha, Nebraska 68130.

Administration and Other Services. Ultimus Fund Solutions, LLC (“Ultimus”) provides administrative services and accounting and pricing services to the Fund. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Transfer Agent Services. Brown Brothers Harriman & Co. (“BBH”) provides transfer agent and shareholder services to the Fund. BBH is located at 50 Post Office Square, Boston, Massachusetts 02110.

Annual and Semiannual Reports. The Fund will furnish, without charge, a copy of its most recent Annual Report and most recent Semi-Annual Report succeeding such Annual Report, if any, upon request. To request the Annual or Semi-Annual Report, please call Absolute toll free at 1-833-CORE ETF (267-3383). The Fund’s Annual and Semi-Annual Reports are available for download at www.absoluteadvisers.com.

OTHER MATTERS

Shareholder Proposals. As an Ohio business trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances. The Board of Trustees does not believe a formal process for shareholders to send communications to the Board of Trustees is appropriate due to the infrequency of shareholder communications to the Board of Trustees. The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual meetings of shareholders of the Fund are not required unless there is a particular requirement under the Investment Company Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Unified Series Trust, Attn: Secretary of the Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Shareholder Communications with Trustees. Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Fund at the offices of the Trust as set forth below. All communications will be forwarded directly to the Board or the individual Trustee.

Shareholders also have an opportunity to communicate with the Board at the shareholder meetings. The Trust does not have a policy requiring Trustees to attend shareholder meetings.

Proxy Delivery. The Trust may only send one proxy statement to shareholders who share the same address unless the Trust has received different instructions from one or more of the shareholders. The Fund will deliver promptly to a shareholder, upon oral or written request, a separate copy of the proxy statement to a shared address to which a single copy of this Proxy was delivered. To request a copy of the proxy statement at no charge, write to Okapi Partners LLC, 1212 Avenue of the Americas, 24th Floor, New York, NY 10035 or call toll-free at 855-305-0855.

By Order of the Board of Trustees,

Elisabeth A. Dahl
Secretary

Date: July 27, 2020

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote by telephone or through the Internet by following the instructions on your proxy card.

EXHIBIT A: FORM OF NEW ADVISORY AGREEMENT

MANAGEMENT AGREEMENT

TO:	Absolute Investment Advisers LLC

4 North Street, Suite 2

Hingham, MA 02043

Dear Gentlemen:

Unified Series Trust (the “Trust”) herewith confirms our agreement with you effective September 14, 2020.

The Trust has been organized to engage in the business of a registered open-end investment company. The Trust currently offers several series of shares to investors, one of which is the Absolute ETF (the "Fund").

You have been selected to act as the sole investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as set forth below.

1.	ADVISORY SERVICES

You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund's investment objectives and policies as set forth in its then current Prospectus and Statement of Additional Information. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board of Trustees for the Trust (the "Board") may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and committees of the Board regarding the conduct of the business of the Fund. You also will be responsible for voting proxies with respect to securities held by the Fund and reporting the Fund's proxy voting record to the Fund's administrator in the form required by the Securities and Exchange Commission ("SEC") or its staff on Form N-PX.

You may delegate any or all of the responsibilities, rights or duties described in this Agreement, with respect to all or a portion of the Fund, to one or more sub-advisers who shall enter into agreements with you; provided that each sub-adviser and your agreement with such sub-adviser are approved by the Board including a majority of the Trustees who are not interested persons of you , the sub-adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval and (unless exempted by an applicable order of the SEC or its staff issued under the Investment Company Act of 1940, as amended (the “1940 Act”)) by a vote of the holders of a majority of the outstanding voting securities of the Fund. Any such delegation shall not relieve you from any liability hereunder.

2.	ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation and expenses of any persons rendering any services to the Fund who are officers, directors, equity owners or employees of your company and will make available, without expense to the Fund, the services of such of your employees as may duly be elected officers or trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The compensation and expenses of any officers, trustees and employees of the Trust who are not officers, directors, equity owners or employees of your company will be paid by the Fund. You will pay all expenses incurred by the Trust prior to commencement of operations of the Fund in connection with the organization of the Fund and the costs of obtaining the initial registration of Fund shares with the SEC pursuant to a post-effective amendment to the Trust's registration under the 1940 Act. You also will bear any expenses incurred in connection with voting proxies with respect to securities held in the Fund's portfolio.

The Fund will be responsible for the payment of all operating expenses of the Fund, including fees and expenses incurred by the Fund in connection with membership in investment company organizations; brokerage fees and commissions; its allocable share of the fees and expenses of legal counsel to the Trust and legal counsel to the independent Trustees, fees and expenses of the Trust's independent public accountants; expenses of registering Fund shares under federal and state securities laws; insurance expenses; taxes or governmental fees; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses of the custodian, transfer agent, shareholder services agent, dividend disbursing agent, plan agent, administrator, accounting and pricing services agent of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the fees and expenses of officers and trustees of the Trust who are not affiliated with you; the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; such extraordinary or non-recurring expenses as may arise, including any Legal Action (defined below) to which the Trust may be a party or to which it may otherwise be subject and indemnification for the Trust's officers and Trustees with respect thereto; or any other expense not specifically described above incurred in the performance of the Fund's obligations. All other expenses not assumed by you and incurred by the Fund in connection with its operations will be borne by the Fund. The Fund will also pay expenses which it is authorized to pay pursuant to Rule 12b-l under the 1940 Act.

You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

The following provision shall not apply to the extent that a Legal Action (defined below) is brought as a result of the negligence, willful misfeasance or fraud of a service provider to the Fund other than you, as determined by the Board in its reasonable discretion. In the event that the Fund is subject to an examination, inquiry or administrative action by the SEC staff or other federal or state regulator or self-regulatory organization, or if the Fund becomes the subject of any complaint, lawsuit or subpoena by any regulator, shareholder of the Fund or other party (collectively, ''Legal Action''), you agree that any expense or cost incurred as a result of the Legal Action (including settlement costs) and not paid by the Fund as required above shall be paid directly by you. Expenses may include, but are not limited to, legal expenses; out-of-pocket expenses and normal hourly fees of the Trust's administrator, fund accountant, transfer agent, distributor, or auditor; standard fees related to meetings of the Board; out-of-pocket expenses and normal hourly fees of the Trust's Chief Compliance Officer; and any other expenses incurred as reasonably necessary, as determined by the Board, in order to respond to or comply with any Legal Action. If not paid by the Fund as required above, you agree to pay or reimburse such expenses promptly upon receipt of an invoice outlining each expense. This provision shall survive termination of this Agreement.

3.	COMPENSATION OF THE ADVISER

For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 0.85% of the average value of its daily net assets.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Trust's Declaration of Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

You agree that the Board of Trustees may suspend the payment of the advisory fee set forth above if you fail to follow directions of the Board as communicated to you in writing on behalf of the Board by its agents or the Trust's administrator, and that such suspension may continue until such time as you reasonably comply with such directions.

4.	EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for providing trade tickets on a timely basis to Ultimus Fund Solutions, LLC, the Trust's administrator, following the execution of trade orders. You agree to comply with the Trust's Valuation Procedures, as adopted by the Board and amended from time to time, in determining the fair value of securities held in the Fund's portfolio as required by the Valuation Procedures from time to time.

You will be responsible for the negotiation and the allocation of principal trades and portfolio brokerage. In the selection of brokers or dealers and placing of orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and the other accounts over which you exercise investment discretion to the extent permitted by Section 28(e) of the Securities Exchange Act of 1934 and applicable SEC guidance. You are authorized to pay a broker or dealer who provides such eligible brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction; provided that you determine that the research or brokerage service meets the statutory definition, that the eligible product or service actually provides lawful and appropriate assistance in the performance of your investment decision-making responsibilities; and that the amount of commissions paid by the Fund is reasonable in light of the value of products or services received. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable.

You may place portfolio transactions with brokers or dealers that promote or sell the Fund's shares so long as such placements are made pursuant to policies approved by the Board that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts.

Subject to the provisions of the 1940 Act, and other applicable law, you, any of your affiliates or any affiliate of your affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning shares of the Fund, you will act solely as investment adviser for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

5.	LIMITATION OF LIABILITY OF ADVISER

You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

6.	DURATION AND TERMINATION OF THIS AGREEMENT

This Agreement shall take effect on the date hereof, and shall remain in force for a period of two (2) years from such date, and from year to year thereafter, subject to annual approval by: (i) the Board; or (ii) a vote of a “majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act); provided that in either event continuance is also approved by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

If the shareholders of the Fund fail to approve this Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Fund for a period of time not to exceed one hundred fifty (150) days from the effective date of the termination of this Agreement; provided that the compensation to be paid by the Fund to you for your services to and payments on behalf of the Fund will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

This Agreement may, on 60 days' written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined in the 1940 Act).

7.	USE OF NAME

The Trust and you acknowledge that all rights to the name “Absolute” belongs to you, and that the Trust is being granted a limited license to use such word in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust's right to use the name “Absolute” shall automatically cease on the 90th day following the termination of this Agreement. The right to use the name may also be withdrawn by you during the term of this Agreement upon 90 days' written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name “Absolute” in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

8.	AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment to this Agreement shall be effective until approved by the Board, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the SEC or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

9.	LIMITATION OF LIABILITY TO TRUST PROPERTY

The term "Trustees" means and refers to the Trust's trustees from time to time serving under the Trust's Declaration of Trust as 1he same may be amended from time to time. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Trust's Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Declaration of Trust is on file with the Secretary of the State of Ohio.

10.	SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

11.	QUESTIONS OF INTERPRETATION

(a) This Agreement shall be governed by the laws of the State of Ohio.

(b) For the purpose of this Agreement, the terms “majority of the outstanding voting securities,” “control,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

(c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof; if any, by the United States courts or in the absence of any controlling decision of any such court, by the SEC or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the SEC or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

12.	NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, and your address for this purpose shall be 4 North Street, Suite 2, Hingham, MA 02043.

13.	COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.	BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

15.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance below and return it to the Trust, whereupon this letter shall become a binding contract effective as of the date set forth above.

Approved by the Board of Trustees on June 19, 2020.

Approved by the Shareholders of the Fund on September 14, 2020

Yours very truly,

UNIFIED SERIES TRUST

By:
David R. Carson, President

ACCEPTANCE

The foregoing Agreement is hereby accepted.

ABSOLUTE INVESTMENT ADVISERS LLC

By:
James P. Compson, Principal

EXHIBIT B: NEW EXPENSE LIMITATION AGREEMENT

UNIFIED SERIES TRUST

OPERATING EXPENSE LIMITATION AGREEMENT

ABSOLUTE CORE STRATEGY ETF

THIS OPERATING EXPENSE LIMITATION AGREEMENT (the “Agreement”) is effective as of the 1st day of July, 2020, by and between UNIFIED SERIES TRUST, an Ohio business trust (the “Trust”), on behalf of each series of the Trust set forth on Appendix A attached hereto (each a “Fund” and collectively the “Funds”) and the investment adviser of the Funds, Absolute Investment Advisers LLC (the “Adviser”).

WITNESSETH:

WHEREAS, the Adviser renders advice and services to each Fund pursuant to the terms and provisions of an interim investment advisory agreement between the Trust and the Adviser which the Trust and the Adviser anticipate will be replaced with a permanent agreement approved by the shareholders of the Fund (the “Management Agreement”); and

WHEREAS, each Fund is responsible for, and has assumed the obligation for, payment of certain expenses pursuant to the Management Agreement that have not been assumed by the Adviser; and

WHEREAS, the Adviser desires to limit the Funds’ Operating Expenses (as that term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of the Funds) desires to allow the Adviser to implement those limits;

WHEREAS, the Trust and the Adviser, prior to a change in control of the Adviser, entered into an expense limitation agreement dated November 19, 2019, as amended May 22, 2020 (the “Predecessor Agreement”), with materially the same limitation of operating expenses as set forth in this Agreement, and did waive fees and/or reimburse expenses under those agreements which were recoupable under those agreements (the “Recoupable Fees/Expenses”);

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

1. Limit on Operating Expenses. The Adviser hereby agrees to limit each class of a Fund’s total Operating Expenses to an annual rate, expressed as a percentage of the Fund’s average daily net assets, to the amounts listed in Appendix A (the “Annual Limit”). In the event that the total Operating Expenses of a Fund exceed its Annual Limit, the Adviser will pay to the Fund, on a monthly basis, the excess expense within 30 days of being notified that an excess expense payment is due. Payment can be made by waiver of fees payable under the Management Agreement and/or reimbursement of other expenses of the Fund.

2. Definition. For purposes of this Agreement, the term “Operating Expenses” with respect to a Fund, is defined to include all expenses necessary or appropriate for the operation of the Fund, but does not include portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business.

3. Reimbursement of Fees and Expenses. Each waiver/expense payment by the Adviser pursuant to this agreement and any Recoupable Fees/Expenses under the Predecessor Agreement, is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the Annual Limit in effect at the time of the waiver/expense payment and any Annual Limit in effect at the time of the recoupment.

4. Term. This Agreement shall become effective on the date first above written and shall remain in effect until at least July 31, 2023 unless sooner terminated as provided in Paragraph 5 of this Agreement, and shall continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by the Adviser and a majority of the Trustees of the Trust.

5. Termination. This Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of a Fund listed in Appendix A, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board of Trustees of the Trust. This Agreement will automatically terminate, with respect to a Fund listed in Appendix A if the Management Agreement for the Fund is terminated, with such termination effective upon the effective date of the Management Agreement’s termination for the Fund. The parties acknowledge that this Agreement will take effect concurrently with an interim management agreement, and will remain in effect when a permanent management agreement is approved by shareholders of the Fund. This agreement will terminate when the interim management agreement terminates only if shareholders do not approve a permanent management agreement. Upon termination of this Agreement for any reason, the Adviser acknowledges and agrees that it remains liable for all fee reductions and reimbursement obligations pursuant to paragraph 1 hereof that accrued prior to the termination of this Agreement

6. Assignment. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

7. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Ohio without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940 and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

9. Binding Effect. Notice is hereby given that this Agreement is executed by the Trust on behalf of each Fund by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this Agreement with respect to a particular Fund are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Fund (and not upon any other Fund).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

UNIFIED SERIES TRUST	Absolute Investment Advisers LLC
on behalf of Absolute ETF

By:		By:
Name:	David R. Carson	Name:	James P. Compson
Title:	President	Title:	Principal

Appendix A

Fund	Operating Expense Limit
Absolute Core Strategy ETF	0.85%

EXHIBIT C: FORM OF NEW SUB-ADVISORY AGREEMENT

SUBADVISORY AGREEMENT

BETWEEN

ABSOLUTE INVESTMENT ADVISERS LLC

AND

ST. JAMES INVESTMENT COMPANY, LLC

AGREEMENT made as of the [14th day of September, 2020] by and between Absolute Investment Advisers LLC, a Massachusetts limited liability company with its principal office and place of business at 4 North Street, Suite 2, Hingham, MA, 02043 (the “Adviser”) and St. James Investment Company, LLC, a Colorado limited liability company with its principal office and place of business at 3838 Oak Lawn Avenue, Suite 1414, Dallas, TX 75219 (the “Subadviser”).

WHEREAS, Adviser has entered into an Investment Advisory Agreement dated the [14th day of September, 2020] (“Advisory Agreement”) with Unified Series Trust, a Delaware statutory trust, with its principal office and place of business at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (the “Trust”);

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the “Board”), the Adviser acts as investment adviser for the series of the Trust listed on Appendix A hereto (the “Fund”);

WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

WHEREAS, Adviser desires to retain the Subadviser to perform investment advisory services for the Fund for that portion of the Fund’s assets that the Adviser allocates to the Subadviser on or after the date of this Agreement as set forth above (“Allocated Assets”) and Subadviser is willing to provide such services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Subadviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a) The Adviser hereby appoints Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of Allocated Assets to provide other services as specified herein. The Subadviser accepts this appointment and agrees to render its services for the compensation set forth herein.

(b) In connection therewith, the Adviser has delivered to the Subadviser copies of (i) the Trust’s Trust Instrument and Bylaws (collectively, as amended from time to time, “Organic Documents”), (ii) the Trust’s Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the 1940 Act (the “Registration Statement”), (iii) the Trust’s current Prospectuses and Statements of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the “Prospectus”), (iv) each plan of distribution or similar document adopted by the Trust on behalf of the Fund under Rule 12b-1 under the 1940 Act and each current shareholder service plan or similar document adopted by the Trust on behalf of the Fund; and (v) all policies and procedures adopted by the Trust with respect to the Fund (e.g., repurchase agreement procedures, Rule 17a-7 Procedures and Rule 17e-1 Procedures), and shall promptly furnish the Subadviser with all amendments of or supplements to the foregoing. The Adviser shall deliver to the Subadviser: (vi) a certified copy of the resolution of the Board, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) appointing the Adviser and Subadviser and approving the Trust’s advisory agreement with the Adviser and this Agreement; (vii) a certified copy of the resolution of the Fund’s shareholder(s), if applicable, appointing the Adviser and Subadviser; (viii a copy of all proxy statements and related materials relating to the Fund; and (ix) a certified copy of the resolution from the Trust and the Adviser identifying the officers of the Adviser and/or the Trust; and (x) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

(c) The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing.

SECTION 2. DUTIES OF THE ADVISER

In order for the Subadviser to perform the services required by this Agreement, the Adviser shall (i) cause all service providers to the Trust to furnish information to the Subadviser and assist the Subadviser as may be required; (ii) ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, the Adviser or any service provider to the Trust; and (iii) deliver to the Subadviser all materials it provides to the Board in accordance with the Advisory Agreement.

SECTION 3. DUTIES OF THE SUBADVISER

(a)       The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets of the Allocated Assets. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to the Allocated Assets. In all purchases, sales and other transactions in securities and other investments in the Allocated Assets, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting of proxies with respect to securities owned by the Fund, subject to such proxy voting policies as approved by the Board and including entering into such agreements (such as, but not limited to futures or other derivatives) as is deemed necessary by Subadviser to manage the Allocated Assets. All such investments will conform to the prospectus or other applicable guidelines.

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”) and applicable regulations and interpretations, the Subadviser may allocate brokerage on behalf of the Fund to a broker-dealer who provides research services. Subject to compliance with Section 28(e), the Adviser may cause Fund to pay to a broker-dealer who provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser’s overall responsibilities to the Fund or its other advisory clients. The Subadviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Subadviser, the Subadviser will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b) The Subadviser will report to the Board at each meeting thereof as reasonably requested by the Adviser or the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund and the Subadviser, and on its own initiative, or as reasonably requested by the Adviser or the Board, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund’s holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Subadviser may believe appropriate or as the Adviser or the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Subadviser will comply with the directions and policies set from time to time by the Board as well as the limitations imposed by the Trust’s or the Fund’s policies and procedures, the Registration Statement, the 1940 Act, the Securities Act, the 1934 Act, the Internal Revenue Code of 1986, as amended, and other applicable laws. In making purchases and sales of securities and other investment assets for the Fund, the Subadviser is prohibited from consulting with other Subadvisers to the Fund. The Adviser will provide reasonable notice to the Subadviser of any material changes to the Trust’s policies and procedures applicable to the Fund and the Prospectus.

(c) The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust’s or Adviser’s behalf in any such respect. The Adviser acknowledges receipt of the Form ADV and is cognizant of actual and/or potential conflicts of interest set forth therein.

(d) The Subadviser will report to the Board all matters related to the Subadviser that are material to the Subadviser’s performance of this Agreement. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Allocated Assets or senior management of the Subadviser, in each case prior to or promptly after such change.

(e) The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders with respect to the Allocated Assets as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Allocated Assets, which are in possession of the Subadviser, shall be the property of the Trust. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

(f) The Subadviser will cooperate with the Fund’s independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants’ duties.

(g) The Subadviser will provide the Fund and the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Allocated Assets as the Fund and the Fund’s custodian and fund accountant may reasonably require, including but not limited to information required to be provided under the Trust’s Portfolio Securities Valuation Procedures; provided however the Subadviser is only assisting the Fund in its pricing responsibilities and shall not be deemed the pricing agent for the Fund.

(h) The Subadviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period that the Adviser has not allocated any portion of the Fund’s assets to the Subadviser for management.

(i) The Subadviser may invest Allocated Assets in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser upon the prior notice to and consent of the Adviser.

(j) The Subadviser may effect transactions with respect to the Allocated Assets pursuant to Rules 17a-7 and 17e-1 of the 1940 if such transactions are effected in accordance with the Trust’s Rule 17a-7 Procedures and Rule 17e-1 Procedures.

SECTION 4. COMPENSATION; EXPENSES

(a) In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to the Allocated Assets, a fee at an annual rate as listed in Appendix B hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears within 15 days of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

(b) No fee shall be payable hereunder with respect to that portion of the Allocated Assets which are invested in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser and for which Subadviser already receives an advisory fee.

SECTION 5. STANDARD OF CARE

(a) The Adviser shall expect of the Subadviser, and the Subadviser will give the Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable hereunder to the Adviser or the Trust for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Subadviser’s duties or obligations under this Agreement or by reason of the Subadviser’s reckless disregard of its duties and obligations under this Agreement.

(b) The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Subadviser by a duly authorized officer of the Adviser or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

(c) The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d) The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which the Adviser is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a) This Agreement shall become effective with respect to a Fund on the date first written above upon the approval of this Agreement by a majority of the Board, including a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act) and approved by a vote of a majority of the outstanding voting securities of the Fund, provided that the Advisory Agreement between the Trust and the Adviser has also been so approved by a vote of a majority of the outstanding voting securities of the Fund.

(b) This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and in, either case, (ii) by a majority of the Trust’s Trustees who are not interested persons (as defined in the 1940 Act); provided further, however, that if the continuation of this Agreement is not approved as to the Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(c) This Agreement may be terminated by the Fund if the Board of Trustees of the Trust, in its reasonable discretion and having due regard to the protection of investors and to the effectuation of the policies declared in section 1(b) of the 1940 Act, find that the services being rendered by the Subadviser under this Agreement, fail in a material way to provide responsible management to the Fund as reasonably expected by an investment adviser, as defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”); provided that the Adviser shall have the opportunity, within ten (10) days of receipt of a written notice, to cure the failure that is the subject of such notice.

(d) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days' written notice to the Subadviser or (ii) by the Subadviser on 60 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

SECTION 7. ACTIVITIES OF THE SUBADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's partners, directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other entity.

SECTION 8. REPRESENTATIONS OF SUBADVISER.

The Subadviser represents and warrants to the Adviser that:

(a) It is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act;

(b) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

(c) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Subadviser in order to perform its services contemplated by this Agreement; and

(d) It will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation.

SECTION 9. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of the Fund shall not be personally liable for any obligations of the Trust or of the Fund under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

SECTION 10. MISCELLANEOUS

(a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

(b) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Adviser and Subadviser and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h) Notices, requests, instructions and communications received by the parties at their respective principal places of business, as indicated above, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(i) No affiliated person, employee, agent, director, partner, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser’s obligations under this Agreement.

(j) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," “control” and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

(k) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

(l) Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. The Subadviser hereby consents to the disclosure to third parties of investment results and other Fund data in connection with providing composite investment results and related information of the Subadviser. The Subadviser also consents to the disclosure of Fund data to the Fund’s other service providers so that those providers may perform the services they are contractually obligated to render to the Trust.

(m) The Subadviser may from time to time make available without charge to the Adviser or the Trust any marks or symbols owned by the Subadviser (the “Mark”), including marks or symbols containing the Mark or any variation thereof, to use in the Fund’s Registration Statement and/or Fund sales literature. Any use of the Marks shall be subject to the direction and control of the Subadviser.

(n) The Subadviser shall not use the name of the Trust or any Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided however, that the approval of the Trust shall not be required for the use of the Trust’s or Fund’s name which merely refers in accurate and factual terms to the Trust or Fund in connection with Subadviser’s role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

(o) The provisions of Sections 5, 6, 9 and 10 shall survive any termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

ABSOLUTE INVESTMENT ADVISERS LLC

Name:
Title:

ST. JAMES INVESTMENT COMPANY, LLC

Name:
Title:

SUBADVISORY AGREEMENT

BETWEEN

ABSOLUTE INVESTMENT ADVISERS LLC

AND

ST. JAMES INVESTMENT COMPANY, LLC

Appendix A

Series of the Trust:

Absolute Core Strategy ETF

SUBADVISORY AGREEMENT

BETWEEN

ABSOLUTE INVESTMENT ADVISERS LLC

AND

ST. JAMES INVESTMENT COMPANY, LLC

Appendix B

Series: Absolute Strategies Fund

Strategy	Fees	Effective Date
Core Equity	0.30% on all assets	September 14, 2020

PROXY **PROXY**

UNIFIED SERIES TRUST
ABSOLUTE CORE STRATEGY ETF
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 14, 2020
225 PICTORIA DRIVE, SUITE 450, CINCINNATI, OH 45246

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF UNIFIED SERIES TRUST The undersigned shareholder(s) of the Absolute Core Strategy ETF (the "Fund"), a series of Unified Series Trust, hereby appoints Elisabeth Dahl, Jeremy Provost and Laura Bissell as true and lawful attorney with power of substitution, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on September 14, 2020, Local Time, at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSALS SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

The Notice of Meeting and Proxy Statement are available at: WWW.OKAPIVOTEVOTE.COM/ABEQ